UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2811 Ponce de Leon Blvd., PH1

Coral Gables, Florida 33134

(Address and zip code of principal executive offices)

(305) 894-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ACIW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas Warsop, previously the interim President and CEO of ACI Worldwide, Inc. (the “Company”), has been appointed as President and CEO of the Company with effect on June 1, 2023. A press release announcing this appointment is filed as Exhibit 99.1 to this report.

Mr. Warsop’s annual base salary will be $750,000 with an on-target bonus of 100% of his base salary. The bonus opportunity will be granted pursuant to the Company’s 2023 Management Incentive Compensation plan under which 0% to 200% of the on-target bonus opportunity can be earned based on the achievement of specified performance goals. Mr. Warsop’s 2023 bonus opportunity will be pro-rated to reflect his program entry date.

Mr. Warsop will receive initial equity awards with an aggregate grant date value of $4.0 million and $8.0 million under the Company’s 2023 Long Term Incentive Plan and 2024 Long Term Incentive Plan, respectively. 35% of the aggregate award value will be provided in the form of restricted share units that vest on an annual basis over three years. 65% of the aggregate award value will be provided in the form of performance share units that vest, if at all, at the end of the three-year performance period. Performance share units may pay out at 0% to 200% of the original number of granted shares based on the achievement of specified performance goals.

The Company and Mr. Warsop will enter into the Severance Agreement filed as Exhibit 10.1 to this report and the Change In Control Employment Agreement filed as Exhibit 10.2 to this report. Mr. Warsop will also be eligible to participate in the Company’s welfare benefit plans that are generally available to employees.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

10.1	Form of Severance Agreement between ACI Worldwide, Inc. and Thomas Warsop

10.2	Form of Change In Control Employment Agreement between ACI Worldwide, Inc. and Thomas Warsop

99.1	May 31, 2023 Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ACI Worldwide, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2023

ACI WORLDWIDE, INC.

By:	/s/ Karen Hobbs
Name:	Karen Hobbs
Title:	Interim Chief Human Resources Officer